UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2006

PANDA ETHANOL, INC.

(Exact name of registrant as specified in its charter)

000-50282
Commission File Number
Nevada		33-0986282
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)

4100 Spring Valley, Suite 1002 Dallas, Texas 75244
(Address of principal executive offices, including Zip Code)

972.361.1200

Registrant’s telephone number, including area code:

Cirracor, Inc.

3375 Toopal Drive, Suite 101,

Oceanside, California 92054

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendment to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On November 8, 2006, the Board of Directors of Panda Ethanol, Inc. (the “Company”) adopted a Code of Business Conduct and Ethics that applies to all directors, officers, and employees of the Company. A copy of the Code of Business Conduct and Ethics is attached as Exhibit 14.1.

Item 9.01	Financial Statements and Exhibits

Exhibits

Exhibit No.	Description

14.1	Code of Business Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PANDA ETHANOL, INC.

By:	/s/ TODD W. CARTER
Name: Todd W. Carter
Title: Chief Executive Officer

Date: November 15, 2006